UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) October 6, 2006
WORLD ACCEPTANCE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

South Carolina	0-19599	57-0425114

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)
108 Frederick Street
Greenville, South Carolina 29607
(Address of Principal Executive Offices)
(Zip Code)
(864) 298-9801

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former name or former address, if changed from last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 8.01. Other Events.
On October 6, 2006, we issued a press release announcing that we have agreed, and received the required approval from the Judge overseeing the Chapter 11 bankruptcy cases of Titan Financial Group II, LLC and its affiliated companies (“Titan”), to purchase certain assets from Titan. A copy of this press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit 99.1	Press release of World Acceptance Corporation dated October 6, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 6, 2006

World Acceptance Corporation
By:	/s/ Kelly Malson Snape
Kelly Malson Snape, Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit
Exhibit 99.1	Press release of World Acceptance Corporation dated October 6, 2006